UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 22, 2005

                                 XACT AID, INC.
               (Exact name of registrant as specified in charter)

          Nevada                       333-120807                 11-3718650
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               143 Triunfo Canyon Road Westlake Village, CA 91361
       Registrant's telephone number, including area code: (805) 494-7838

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
              1065 Avenue of the Americas New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Recognizing Xact Aid, Inc.'s (the "Company") distressed financial condition and the uncertainty regarding its ability to attract additional capital to proceed with the development of a new product, on December 22, 2005 the Company entered into a Stock Purchase and Assignment Agreement (the "Purchase Agreement) with Brooke Carlyle Life Sciences, Inc., a Nevada corporation ("Brooke Carlyle") pursuant to which the Company acquired 100% of the issued and outstanding shares of Brooke Carlyle. The parties subsequently completed the transaction on January 23, 2006 when all of the closing conditions and deliveries as set forth in the Purchase Agreement were met, including, but not limited to, delivery by Brooke Carlyle of 1,000,000 shares of its common stock to the Company.

Brooke Carlyle is in the development stage of a business plan to develop an online Internet portal containing information on sexually transmitted diseases, which it intends to generate revenue from advertising by pharmaceutical companies. In accordance with the terms of the Purchase Agreement, the Company agreed to: (i) sell, assign and transfer to Brooke Carlyle any and all of its rights, title and interests in connection with its License Agreement and Patent Pending Assignment, each from September 2005, between the Company and Addison-Davis Diagnostics, Inc. and between the Company and Edward W. Withrow, III, respectively, related to the development of a rapid sexually transmitted disease test; (ii) sell, assign and transfer the Company's line of first aid products for minor injuries, including all goodwill appurtenant thereto, copyrights in connection with the trademark, inventory, and confidential and proprietary information relating to the Company's products; and (iii) transfer various other assets to Brooke Carlyle in the aggregate amount of $20,225. In consideration, Brooke Carlyle: (i) assumed various liabilities payable by the Company in the aggregate amount of $102,488; (ii) guaranteed payment of the Company's $750,000 promissory note payable in connection with the Patent Pending Assignment; and (iii) issued to the Company 1,000,000 shares of Brooke Carlyle common stock.

Further, the Company and the holder of the note representing the Company's obligation for the Patent Pending Assignment have agreed in principal to convert the debt to equity in the Company, and are currently negotiating specific terms of the conversion.

Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      See Item 2.01 above.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

          To be filed by amendment no later than 71 calendar days after December 26, 2005.

      (b) Pro forma financial information.

          To be filed by amendment no later than 71 calendar days after December 26, 2005.

      (c) Exhibits.

          Exhibit
          Number                          Description
--------------------------------------------------------------------------------
          10.1 Stock Purchase and Assignment Agreement, dated as of December 22, 2005, by and between Xact Aid, Inc. and Brooke Carlyle Life Sciences, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      XACT AID, INC.


Date: March 6, 2006                                   /s/ Fred De Luca
                                                      ----------------
                                                      Fred De Luca
                                                      Secretary